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Exhibit 31.2

CERTIFICATION

Pursuant to Section 302 of the Sarbanes Oxley Act of 2002

I, Norman Raben, certify that:

1. I have reviewed this annual report on Form 10-KSB of Whitewing Environmental Corp. ("Whitewing");

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Whitewing as of, and for, the periods presented in this annual report;

4. Whitewing's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Whitewing and have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Whitewing and its subsidiaries (collectively, the "Company") is made known to us by others within the Company, particularly during the period in which this annual report is being prepared;

         b) evaluated the effectiveness of the registrant's disclosure controls and procedures, and presented in the annual report our conclusions about the effectiveness of the disclosure controls and procedure, as of the end of the period covered by this annual report (the "Evaluation Date") based on such evaluation; and

         c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during Whitewing's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Whitewing's internal control over financial reporting.

5. Whitewing's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Whitewing's auditors and the audit committee of Whitewing's board of directors:

         a) all significant deficiencies (if any) in the design or operation of internal controls which are reasonably likely to adversely affect Whitewing's ability to record, process, summarize and report financial data and have identified for Whitewing's auditors any material weaknesses in internal controls; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.

Date:  June 15, 2004                    /s/ Norman Raben
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                                        Name:  Norman Raben
                                        Title: Chief Financial Officer